                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) FEBRUARY 23, 2005
       ------------------------------------------------------------------

                                MASCO CORPORATION
               (Exact name of Registrant as Specified in Charter)

          DELAWARE                      1-5794                 38-1794485
----------------------------    ----------------------     -------------------
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
     of Incorporation)                                     Identification No.)

    21001 VAN BORN ROAD, TAYLOR, MICHIGAN                       48180
    -------------------------------------                      --------
   (Address of Principal Executive Offices)                   (Zip Code)

                                 (313) 274-7400
               --------------------------------------------------
               Registrant's telephone number, including area code

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      Attached and incorporated herein by reference as Exhibit 99 is a copy of a press release dated February 23, 2005 reporting Masco Corporation's financial results for the fourth quarter and the full year 2004 and certain other information and a supplemental information package prepared for use in connection with the financial results for the fourth quarter and the full year 2004. On February 23, 2005, Masco Corporation will hold an investor conference and web cast to discuss financial results for the fourth quarter and the full year 2004.

      This information, including the Exhibits attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.

ITEM  9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits

      99    Press Release of Masco Corporation dated February 23, 2005, reporting Masco Corporation's financial results for the fourth quarter and the full year 2004 and certain other information and supplemental information prepared for use in connection with the financial results for the fourth quarter and the full year 2004.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          MASCO CORPORATION

                                          By: /s/ TIMOTHY WADHAMS
                                              ----------------------------
                                          Name: Timothy Wadhams
                                          Title:Senior Vice President and
                                                Chief Financial Officer

February 23, 2005

                                  EXHIBIT INDEX

EXHIBIT NUMBER                     DESCRIPTION
      99        Press Release of Masco Corporation dated February 23, 2005, reporting Masco Corporation's financial results for the fourth quarter and the full year 2004 and certain other information and supplemental information prepared for use in connection with the financial results for the fourth quarter and the full year 2004.